SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:                            25-Apr-00

NEW CENTURY MORTGAGE SECURITIES, INC.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF DECEMBER 1, 1999, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 1999-NCD)

New Century Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Delaware                         333-76805
(State or Other                  (Commission
Jurisdiction of                  File Number)
Incorporation)

33-0852169
(I.R.S. Employer
Identification
Number)

18400 Von Karman
Irvine, California               92612
(Address of Principal            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 949-863-7243

Item 5.  Other Events

On                      25-Apr-00a scheduled distribution
               was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
                        25-Apr-00The Monthly Report is
               filed pursuant to and in accordance with
               (1) numerous no-action letters (2) current
               Commission policy in the area.

A.             Monthly Report Information:
               See Exhibit No.1

B.             Have any deficiencies occurred?   NO.
                                 Date:
                                 Amount:

C.             Item 1: Legal Proceedings: NONE

D.             Item 2: Changes in Securities: NONE

E. Item 4: Submission of Matters to a Vote of Certificateholders: NONE

F.             Item 5: Other Information - Form 10-Q, Part II -
               Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

               Exhibit No.

1. Monthly Distribution Report dated

NEW CENTURY HOME EQUITY LOAN TRUST
ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 1999-NCD

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                          4/25/00

                                 Beg
                                 Cert
Class          Cusip             Bal(1)            Prin
A-1            64352VBP5             212,818,574.20      2,064,700.95

Total                                212,818,574.20      2,064,700.95

                                                   End
                                                   Cert
Class          Int               Losses            Bal
A-1                  1,323,022.14NA                    210,753,873.25

Total                1,323,022.14            $0.00     210,753,873.25


                     AMOUNTS PER $1,000 UNIT

Class          Principal         Interest          Total
A-1                    9.48938758        6.08062386       15.57001144

               End                                 Cur Pass-
               Cert                                Through
Class          Bal               Losses            Int Rate
A-1                  968.62704868NA                          7.46000%


Distribution Date:                          4/25/00

Distribution Statement
Pooling and Servicing Agreement Dated December 1, 1999

a) Beginning Pool Principal Balance                   216,417,198.29
Ending Pool Principal Balance                         214,767,020.72


b) Interest from Purchased Loans                                0.00
Principal from Purchased Loans                                  0.00
Substitution Shortfall Amount                                   0.00


c)                                   Basic Prin        Extra Prin
                     Class            Distrib           Distrib
                      A-1             1,650,177.57        414,523.38


d) Avail Funds Shortfall                                        0.00
Insured Distrib Amt - Prin                                      0.00
Insured Distrib Amt - Int                               1,323,022.14
Insured Payment                                                 0.00
Reimbursement Amount                                            0.00


e) Overcollateralization Amt                            4,013,147.47
Overcollateralization Target Amt                        9,129,698.04
Overcollateralization Release Amt                               0.00


f) Servicing Fee                                           90,173.83
Administration Fee                                          2,434.69
Insurer Premium                                            39,016.74

g) W/A Rate Cap                                              9.40670%
Realized Losses                                                 0.00
Cum Realized Losses                                             0.00
Max Collateral Amt                                    219,992,723.95
Realized Loss Percentage                                     0.00000%
Cumulative Num of liq'd Loans                                      0
Cumulative Bal of liq'd Loans                                   0.00

                                        Beg               End
h) W/A rem terms Mor Loans                     325               324
W/A Mor Rate Mor Loans                    10.13654%         10.13013%
Number Mor Loans out                         2,459

i) Delinq Advs cur per by Master Serv                     162,638.09
Serv Advs cur per by MS                                         0.00
Agg Out Delinq Advs by MS                                       0.00 *
Agg Nonrec Delinq Advs by MS                                    0.00
Prepay Int Shortfalls adv'd by MS                           7,951.67
*As of current distrib date info was not available from servicer

j) Prin Distrib Amt                                     2,064,700.95
Int Distrib Amt                                         1,323,022.14


k) Has a Stepdown Trigger Event Occurred?                          NO
Has a Stepup Trigger Event Occurred?                               NO


l) Pre-Funding Account:
Beg Bal                                                         0.00
W/D to purch Subsequent Loans                                   0.00
W/D to Certs as prin                                            0.00
End Bal                                                         0.00





m) Capitalized Interest Account:
Beg Bal                                                         0.00
W/D for Capitalized Int Req                                     0.00
W/D at termin of Pre-Funding Per                                0.00
End Bal                                                         0.00

n) Prepay Penalties:                                       41,069.83

Scheduled Principal                                       174,458.80
Full and Partial Prepayments                            1,475,718.77
Liquidation Proceeds                                            0.00
                                                        1,650,177.57


o) Orig Cut-off date Loan Bal of modified/extended Loans:
                                      Loan Num        Original Bal


p) Residual Class Total Distrib                                 0.00

q) Performance Measures used in above tests:
Rolling  Delinquency Percentage                                 0.52%
Cumulative Loss Percentage                                      0.00%
Annual Loss Percentage                                          0.00%

r) Delinquency And Foreclosure Info:
                                   # of Accounts        Prin Bal
30-59 Days Delinq                               25      1,844,934.59
60-89 Days Delinq                               16      1,796,482.96
90+ Days Delinq                                 12        683,615.65
Aggregate                                       53      4,325,033.20

                                     % of Total
30-59 Days Delinq                            0.859%
60-89 Days Delinq                            0.836%
90+ Days Delinq                              0.318%
Aggregate                                    2.014%

The above stats include Mortgage Loans in foreclosure and bankruptcy but exclude REO Properties

                                   # of Accounts        Prin Bal
Loans in foreclosure                            15      1,081,979.48
Loans in bankruptcy                              9      1,013,684.06
REO Properties                                   0              0.00

                                     % of Total
Loans in foreclosure                         0.504%
Loans in bankruptcy                          0.472%
REO Properties                               0.000%



               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               NEW CENTURY HOME EQUITY
               LOAN TRUST

               By: /s/ Eve Kaplan
               Name:  Eve Kaplan
               Title: Vice President
               U.S. Bank National Association

Dated:                    4/30/00